VISTA BOND FUND
VISTA SHORT-TERM BOND FUND
VISTA U.S. GOVERNMENT INCOME FUND

SUPPLEMENT DATED JANUARY 18, 1996
TO THE PROSPECTUSES DATED MARCH 1, 1995

The income accrual and dividend payment policy for the above Funds, as discussed in "Net Income, Dividends and Capital Gains", has been revised to read as follows:

"Income dividends are declared daily and paid monthly."

Please retain this amendment in your files for futures reference.